UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2009

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 365-2200

                    NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.      REGULATION FD DISCLOSURE.

     On July 23, 2009, the Board of Directors (the “Board”) of Transatlantic Holdings, Inc. (the “Company”) elected Richard S. Press to serve as Chairman of the Board. Robert F. Orlich, the former Chairman of the Board, will continue to serve as President and Chief Executive Officer of the Company and as a member of our Board. A copy of the press release announcing the election of Mr. Press as Chairman of the Board is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

Exhibit
No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated July 27, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President & General Counsel

Date: July 27, 2009

Exhibit Index

Exhibit
No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated July 27, 2009.